Exhibit 10.1
AMENDMENT NO. 9 TO CREDIT AGREEMENT
AMENDMENT NO. 9 TO CREDIT AGREEMENT, dated as of February 23, 2009 (this “Amendment”) among (a) Cardtronics, Inc., a Delaware corporation (the “Borrower”), (b) ATM National, LLC, a Delaware limited liability company, Cardtronics Holdings, LLC, a Delaware limited liability company, Cardtronics USA, Inc., a Delaware corporation and Cardtronics GP, Inc., a Delaware corporation (collectively, the “Guarantors”), (c) the Requisite Lenders party to the Credit Agreement referred to below and (d) BNP Paribas, as administrative agent (the “Administrative Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
1. The Borrower, the Guarantors, the Lenders, the Administrative Agent and others have entered into a Third Amended and Restated First Lien Credit Agreement, dated as of May 17, 2005, as amended by Amendment No. 1 to Credit Agreement, dated as of July 6, 2005, Amendment No. 2 to Credit Agreement, dated as of August 5, 2005, Amendment No. 3 to Credit Agreement, dated as of November 17, 2005, Amendment No. 4 to Credit Agreement, dated as of February 14, 2006, Amendment No. 5 to Credit Agreement, dated as of September 29, 2006, Amendment No. 6 to Credit Agreement, dated as of May 3, 2007, Amendment No. 7 to Credit Agreement, dated as of July 18, 2007 and Amendment No. 8 to Credit Agreement, dated as of March 19, 2008 (as so amended, the “Credit Agreement”; capitalized terms used herein and not otherwise defined in this Amendment being used herein as defined in the Credit Agreement);
2. The Borrower has requested that the Lenders amend the Credit Agreement as provided herein; and
3. The Requisite Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
(a) Section 3.01(a) of the Credit Agreement is amended by deleting the figure “$10,000,000” and inserting in its place the figure “$15,000,000”.
(b) Section 8.05(i) of the Credit Agreement is amended by deleting the figure “$10,000,000” and inserting in its place the figure “$20,000,000”.

(c) Section 8.05 of the Credit Agreement is amended by deleting the figure “$25,000,000” in the last proviso of such Section and inserting in its place the figure “$35,000,000”.
(d) Section 8.07 of the Credit Agreement is amended by inserting before the period at the end thereof the following: “, and (iii) the Borrower may make cash purchases of its common stock; provided that the aggregate amount of the consideration paid by the Borrower for all such purchases shall not exceed $10,000,000”.
(e) Section 8.13 of the Credit Agreement is amended and restated in full to read as follows:
“(a) The Loan Parties will not permit any Capital Expenditures (other than Permitted Acquisitions) to be, in the aggregate in excess of the amounts set forth below during any Test Period ending on any date set forth below (“Scheduled Capital Expenditures”):

Test Period Ending:	Amounts:

March 31, 2009	$80,000,000
June 30, 2009	$70,000,000
September 30, 2009	$60,000,000
December 31, 2009	$50,000,000
March 31, 2010	$55,000,000
June 30, 2010	$60,000,000
September 30, 2010	$65,000,000
December 31, 2010	$70,000,000
March 31, 2011 and each fiscal quarter-end thereafter	$90,000,000
(b) Beginning with the Test Period ending March 31, 2011, to the extent any amount of Scheduled Capital Expenditures is not used during any prior Test Period, fifty percent (50%) of such unexpended amount may be carried forward and expended during the next Test Period (but not any other Test Period); provided, however, that in each such circumstance where an unexpended amount has been carried forward to the next Test Period, for the purpose of determining what amount of Scheduled Capital Expenditures are not used during such new Test Period (and therefore are available for the 50% carry forward to the subsequent Test Period) the Capital Expenditures (other than Permitted Acquisitions) actually made during such new twelve month period shall be deemed to first apply to the amount of Scheduled Capital Expenditures for such Test Period and then to the carry forward amount.”
SECTION 2. Conditions of Effectiveness of Amendment. The amendments to the Credit Agreement set forth in Section 1 shall become effective on the date (the “Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment executed by (i) the Borrower and each Loan Party, (ii) the Administrative Agent, and (iii) each of the Requisite Lenders, or, as to any of the foregoing parties, advice satisfactory to the Administrative Agent that each of the foregoing parties has executed this Amendment, and (b) the Borrower shall have paid to the Administrative Agent, for the account of the applicable Lenders, any Amendment Fees payable under Section 3 below.

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SECTION 3. Fees. On or before the Effective Date, the Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes and delivers to the Administrative Agent a counterpart of this Amendment on before 5:00 p.m., New York City time, on February 23, 2009, an amendment fee (the “Amendment Fee”) in an amount equal to 0.25% of the amount of each such Lender’s Revolving Credit Commitment immediately prior to the Effective Date.
SECTION 4. Representations and Warranties. The Borrower represents and warrants as follows:
(a) The execution, delivery and performance by each of the Borrower and each of the other Loan Parties of this Amendment and the consummation of the transactions contemplated hereby are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) its charter or by-laws or (ii) any law or any contractual restriction binding on or affecting it the contravention of which would be reasonably likely to have a Material Adverse Effect.
(b) After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are correct in all material respects on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).
(c) After giving effect to this Amendment, no event shall have occurred and be continuing that constitutes a Default.
SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents.
(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b) Each of the Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Guaranty does and shall continue to guarantee the Guaranteed Obligations, in each case, as amended by this Amendment.
(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

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SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrower CARDTRONICS, INC.
By:	/s/ J. Chris Brewster
	Name:	J. Chris Brewster
	Title:	Chief Financial Officer

Guarantors ATM NATIONAL, LLC
By:	/s/ J. Chris Brewster
	Name:	J. Chris Brewster
	Title:	Chief Financial Officer

CARDTRONICS USA, INC.
By:	/s/ J. Chris Brewster
	Name:	J. Chris Brewster
	Title:	Chief Financial Officer

CARDTRONICS GP, INC.
By:	/s/ J. Chris Brewster
	Name:	J. Chris Brewster
	Title:	Chief Financial Officer

CARTRONICS HOLDINGS, LLC
By:	/s/ J. Chris Brewster
	Name:	J. Chris Brewster
	Title:	Chief Financial Officer

BNP PARIBAS, as Administrative Agent
By:	/s/ Sean Davenport
	Name:	Sean Davenport
	Title:	Director

By:	/s/ Matthew R. Wyatt
	Name:	Matthew R. Wyatt
	Title:	Director

Lenders: BNP PARIBAS, as Lender
By:	/s/ Sean Davenport
	Name:	Sean Davenport
	Title:	Director

By:	/s/ Matthew R. Wyatt
	Name:	Matthew R. Wyatt
	Title:	Director

Lenders: Bank of America, N.A.
By:	/s/ Gary L. Mingle
	Name:	Gary L. Mingle
	Title:	Senior Vice-President

Lenders: JPMorgan Chase Bank, N.A.
By:	/s/ Erin Robbins
	Name:	Erin Robbins
	Title:	Vice President

Lenders: Wells Fargo Bank, N.A.
By:	/s/ John Kallina
	Name:	John Kallina
	Title:	Vice President

Lenders: General Electric Capital Corporation
By:	/s/ Jeffrey Skinner
	Name:	Jeffrey Skinner
	Title:	Duly Authorized Signatory

Lenders: Amegy Bank National Association
By:	/s/ David C. Moriniere
	Name:	David C. Moriniere
	Title:	Senior Vice President

Lenders: Allied Irish Banks, plc
By:	/s/ Gregory Wiske
	Name:	Gregory Wiske
	Title:	Senior Vice President

By:	/s/ Des Brennan
	Name:	Des Brennan
	Title:	Assistant Vice President

Lenders: Compass Bank
By:	/s/ Payton Swope
	Name:	Payton Swope
	Title:	Vice President